COLONIAL GROWTH & INCOME FUND, VARIABLE SERIES
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1999

1. Effective November 1, 1999, John E. Lennon no longer manages the Colonial Growth & Income Fund, Variable Series (the "Fund"). Scott Schermerhorn replaces Mr. Lennon as manager of the Fund.

         The paragraph in the section "The Sub-Advisors" under the caption "Colonial" that describes John E. Lennon is deleted in its entirety.

         A new paragraph in the section "The Sub-Advisors" under the caption "Colonial" is added as follows:

         Scott Schermerhorn, a senior vice president of Colonial Management Associates, Inc. (Colonial), has managed the Colonial Growth & Income Fund, Variable Series since November, 1999. Mr. Schermerhorn has managed various other funds at Colonial since October, 1998. Prior to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors from 1996 to 1998 where he managed the American Leader Fund, Federated Stock Trust, Federated Stock and Bond Fund as well as other institutional accounts. Prior to 1996, Mr. Schermerhorn was a member of the growth and income team at J&W Seligman.

2. Under the section "Primary Investment Strategies" the second sentence is changed in its entirety as follows:

         In selecting stocks for the Fund, Colonial invests primarily in "value" stocks.


                                                            November 1, 1999